UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

Grayscale Bitcoin Trust (BTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41906	46-7019388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Trust (BTC) Shares	GBTC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2024, Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), and CSC Delaware Trust Company, the trustee (the “Trustee”) of the Trust, entered into Amendment No. 2 ( “Amendment No. 2”) to the Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 15, 2024, as amended by Amendment No. 1 thereto dated as of March 15, 2024 (the “Seventh A&R Trust Agreement”) in order to make certain clarifying amendments to the calculation of NAV to align such calculation with the actual net assets of the Trust, by reflecting a reduction in the net assets of the Trust resulting from declared in-kind dividends where the Trust has an obligation to make a distribution to its shareholders.

The Sponsor has determined that Amendment No. 2 does not materially adversely affect the interests of the Trust's shareholders and that the Sponsor and the Trustee may amend the Seventh A&R Trust Agreement without the consent of the Trust's shareholders pursuant to Section 10.1 of the Seventh A&R Trust Agreement.

After entering into Amendment No. 2 to the Seventh A&R Trust Agreement, the Trust shall determine the Trust’s NAV in the manner described in “Valuation of Bitcoin and Determination of NAV” set forth in Exhibit 99.1 hereto, which is incorporated by reference herein and supersedes the section set forth in “Part I—Item 1. Business—Valuation of Bitcoin and Determination of NAV” in the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 2 to the Seventh Amended and Restated Declaration of Trust and Trust Agreement
99.1	Valuation of Bitcoin and Determination of NAV
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Trust (BTC)

Date:	May 7, 2024	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments, LLC, the Sponsor of the Registrant.